UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

Tumi Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35495	04-3799139
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Durham Avenue South Plainfield, NJ	07080
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (908) 756-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting of the Board of Directors of Tumi Holdings, Inc. (the "Company") held on March 3, 2016, the Board amended the Bylaws of the Company by adopting a new Article VII, Section 5, which reads in its entirety as follows:

"Section 5.  Personal Jurisdiction. If any action the subject matter of which is within the scope of Article FIFTEENTH of the Amended and Restated Certificate of Incorporation is filed in a court other than a court located within the State of Delaware (a "Foreign Action") in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce such Article FIFTEENTH (an "Enforcement Action") and (b) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder."

Item 8.01.  Other Events.

On March 3, 2016, the Company and Samsonite International S.A. ("Samsonite") issued a joint press release announcing that the parties had entered into a definitive agreement for the acquisition of the Company by Samsonite in a merger (the "Merger") pursuant to an Agreement and Plan of Merger, dated as of March 3, 2016 (the "Merger Agreement"), by and among the Company, Samsonite and  PTL Acquisition Inc., an indirect wholly owned subsidiary of Samsonite.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Also on March 3, 2016, the Company issued certain communications related to the Merger to its employees, business partners and manufacturers.  Copies of such communications are attached hereto as Exhibits 99.2 – 99.5 and are incorporated by reference herein.

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Forward-Looking Statements

This document contains statements that are forward-looking. Forward-looking statements include the statements identified as forward-looking in Tumi's press release announcing its most recent quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words "believes," "may," "plans," "will," "could," "should," "estimates," "continues," "anticipates," "intends," "expects" and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Tumi assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.  Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in Tumi's March 3, 2016 merger agreement with Samsonite, the press release announcing its most recent quarterly earnings, as well as other factors described in Tumi’s Annual Report on Form 10-K for the year ended December 31, 2015 under the heading “Risk Factors,” as updated from time to time by Tumi’s Quarterly Reports on Form 10-Q and other documents of Tumi on file or in the proxy statement on Schedule 14A that will be filed with the Securities and Exchange Commission (the "SEC") by Tumi.

Additional Information

This communication is not a solicitation of a proxy from any stockholder of Tumi. In connection with the proposed transaction, Tumi will file with the SEC a proxy statement on Schedule 14A. Tumi will mail the proxy statement to its stockholders.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the proxy statement, as well as other filings containing information about Tumi free of charge, at the website maintained by the SEC at www.sec.gov and at Tumi's website at www.tumi.com/s/investor-relations. In addition, the proxy statement and other documents filed by Tumi with the SEC (when available) may be obtained from Tumi free of charge by directing a request to parker.schram@icrinc.com.

The respective directors and executive officers of Tumi and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Tumi’s directors and executive officers is available in its proxy statement on Schedule 14A filed with the SEC on March 24, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and their respective interests will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release of Tumi Holdings, Inc. and Samsonite International S.A., dated March 3, 2016
99.2	Letter to Employees
99.3	Employee FAQ
99.4	Letter to Business Partners
99.5	Letter to Manufacturers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUMI HOLDINGS, INC.

Date: March 3, 2016	By:	/s/ Peter L. Gray
	Name:	Peter L. Gray
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint Press Release of Tumi Holdings, Inc. and Samsonite International S.A., dated March 3, 2016
99.2	Letter to Employees
99.3	Employee FAQ
99.4	Letter to Business Partners
99.5	Letter to Manufacturers